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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     000-31861           95-4344224
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(State or other jurisdiction        (Commission        (IRS Employer
of incorporation or organization)   File Number)       Identification No.)

6101 Variel Avenue
Woodland Hills, CA                                        91367
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:              (818) 251-7100

                                 Not Applicable
                  -------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results Of Operations And Financial Condition

        On January 30, 2006, the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

        This information and Exhibit 99.1 are furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1   Press Release of the Registrant dated  January 30, 2006




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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 30, 2006             OPTICAL COMMUNICATION PRODUCTS, INC.
                             a Delaware corporation


                             By:/s/ Susie L. Nemeti
                                ---------------------------------
                             Susie L. Nemeti
                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of the Registrant dated  January 30, 2006